                EXTENSION TO EMPLOYMENT AGREEMENT
                ---------------------------------


THIS AGREEMENT made as of the 1st  day of January, 2001

BETWEEN:

           CROSSNET VENTURES, INC.
           -----------------------
           a Nevada corporation

           (the "Corporation")
                                               OF THE FIRST PART

AND:

           HOWARD THOMSON
           --------------
           (the "Employee")
                                               OF THE SECOND PART


WHEREAS:

A. The Corporation and the Employee entered into an employment agreement dated January 1, 2000 (the "Employment Agreement").

B. The Employee and the Corporation have agreed to extend the term of the Employment Agreement for an additional two year term expiring on January 1, 2003.

NOW THIS AGREEMENT WITNESSES that in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1.    Extension
      ---------

1.1 The term of the Employment Agreement is hereby extended for an additional term of two years expiring on January 1, 2003 on the same terms and subject to the same conditions as the original term of the Employment Agreement.

1.2 The Employment Agreement will continue in full force and effect except as modified by this Agreement to extend the term of the Employment Agreement.

2.    Interpretation
      --------------

2.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

2.2 All headings used in this Agreement are for convenience of reference only and are not to be used as an aid in the interpretation of this Agreement.

2.3 This Agreement replaces and supersedes all other agreements between the Employee and the Corporation relating to the extension of the Employment Agreement.

2.4 The Employee acknowledges that O=Neill & Company has acted solely for the Corporation in preparation of this Agreement and the Employee has been recommended to seek independent legal advice prior to execution of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

CROSSNET VENTURES, INC.
by its authorized signatory:


/s/ Logan Anderson
_____________________________
Authorized Signatory

/s/ Logan Anderson
_____________________________
Name of Authorized Signatory


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SIGNED, SEALED AND DELIVERED    )
BY HOWARD THOMSON in the        )
presence of:                    )
                                )
                                )
                                )
                                )
                                )       /s/ Howard Thomson
Signature                       )       HOWARD THOMSON
                                )
Name                            )
                                )
                                )
Address                         )


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